UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2010

D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 390-8200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

D.R. Horton, Inc. is filing this Current Report on Form 8-K to reflect an accounting change described below with respect to the financial information contained in our Annual Report on Form 10-K for the year ended September 30, 2009 (the “2009 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on November 20, 2009. This Form 8-K will permit us to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to or restatement of the 2009 Form 10-K.

Effective October 1, 2009, we adopted Accounting Standards Codification “ASC” 470 20 65-1. This authoritative guidance for accounting for debt with conversion options specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate as of the date of issuance when interest cost is recognized in subsequent periods. This authoritative guidance applies to our 2.0% convertible senior notes issued in May 2009 and due in 2014. ASC 470 20 65-1 requires retrospective application and early adoption was not permitted. The retrospective adoption of this authoritative guidance affects our financial information for the year ended September 30, 2009, as reflected in Exhibit 99.1 to this Current Report.

The following Items of the 2009 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncement described above:

•	Part I, Item 1A — Risk Factors

•	Part II, Item 6 — Selected Financial Data

•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A — Quantitative and Qualitative Disclosures about Market Risk

•	Part II, Item 8 — Financial Statements and Supplementary Data

•	Part IV, Item 15 — Exhibit 12.1 — Computation of Ratio of Earnings to Fixed Charges

No Items of the 2009 Form 10-K other than those identified above are being revised by this filing. Information in the 2009 Form 10-K is generally stated as of September 30, 2009 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2009 (the “December 2009 Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and the December 2009 Form 10-Q and other filings. The December 2009 Form 10-Q and other filings subsequent to November 20, 2009, contain information regarding events, developments and updates to certain expectations that have occurred since the filing of the 2009 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of Ernst & Young LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1	Part I, Item 1A. Risk Factors
Part II, Item 6. Selected Financial Data
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk
Part II, Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

Date: February 8, 2010

EXHIBIT INDEX

Exhibit
Number	Description

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of Ernst & Young LLP
23.2	Consent of PricewaterhouseCoopers LLP
99.1	Part I, Item 1A. Risk Factors
Part II, Item 6. Selected Financial Data
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk
Part II, Item 8. Financial Statements and Supplementary Data